UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2023, the Board of Trustees (the “Board”) of Seven Hills Realty Trust (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws address Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), and certain technical updates.

Sections 2.13.1 and 2.13.5 of the Amended Bylaws have been updated to address the Universal Proxy Rules, including (i) to update the procedures and information requirements for the nomination of persons, other than the Company’s nominees, for election to the Board of Trustees of the Company, pursuant to the Universal Proxy Rules, (ii) to provide the chairperson of the meeting and the Board of Trustees the power to declare a nomination defective and to disregard such defective nomination if it is determined that a solicitation in support of nominees other than the Company’s was not conducted in compliance with the Universal Proxy Rules, and (iii) to incorporate other technical changes in light of the Universal Proxy Rules.

The foregoing summary description of the Amended Bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Amended Bylaws is attached as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of the Company, as of September 14, 2023

3.3	Amended and Restated Bylaws of the Company, as of September 14, 2023 (marked copy)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Thomas J. Lorenzini
Name:	Thomas J. Lorenzini
Title:	President

Date:   September 15, 2023